                                                                    Exhibit 99.1

                                   NUCO2 INC.

                   2005 EXECUTIVE MANAGEMENT STOCK OPTION PLAN

            1.      PURPOSE OF THE PLAN.

            This 2005  Executive  Management  Stock  Option Plan (the "Plan") is
intended  as an  incentive,  to retain in the  employ of NuCO2  INC.,  a Florida corporation  with its principal  office at 2800 S.E.  Market Place,  Stuart,  FL
34997 (the  "Company") and any Subsidiary of the Company,  within the meaning of
Section  424(f) of the Internal  Revenue Code of 1986,  as amended (the "Code"), persons of training,  experience  and ability,  to attract new  employees  whose services are considered  valuable,  to encourage the sense of proprietorship and to  stimulate  the  active  interest  of such  persons  in the  development  and financial success of the Company and its Subsidiaries.

            The Company  intends that  certain  options  granted  under the Plan constitute incentive stock options within the meaning of Section 422 of the Code
(the "Incentive Options"), while certain other options granted under the Plan be nonqualified stock options (the "Nonqualified  Options").  Incentive Options and
Nonqualified Options are hereinafter referred to collectively as "Options."

            The Company further  intends that the Plan meet the  requirements of
Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that  transactions of the type specified in subparagraphs  (c) to (f)  inclusive  of Rule 16b-3 by  officers  of the Company under the Plan be exempt from the  operation  of Section  16(b) of the  Exchange
Act.  The  Plan  is  intended  to  satisfy  the  performance-based  compensation exception to the limitation on the Company's tax  deductions  imposed by Section
162(m) of the Code with  respect to those  Options for which  qualification  for such exception is intended. In all cases, the terms, provisions,  conditions and limitations of the Plan shall be construed and  interpreted  consistent with the
Company's intent as stated in this Section 1.

            2.      ADMINISTRATION OF THE PLAN.

            The Board of Directors of the Company (the  "Board")  shall  appoint and  maintain  as  administrator  of the  Plan  a  Committee  (the  "Committee")
consisting  of two or more  members  of the  Board  who  are  (i)  "Non-Employee
Directors,"  within the meaning of subparagraph (b) of Rule 16b-3, (ii) "Outside
Directors,"  within  the  meaning  of  Section  162(m)  of the  Code,  and (iii)
"independent"  under the  standards  set  forth in Rule 4350 of the  Marketplace
Rules of the National  Association of Securities  Dealers,  Inc. The fact that a member of the  Committee  shall  fail to  qualify  under the  provisions  of the preceding sentence shall not invalidate any Option granted by the Committee that is otherwise  validly granted under the Plan. The members of the Committee shall serve at the pleasure of the Board.  The Committee,  subject to Sections 3 and 5 hereof,  shall have full power and authority to designate recipients of Options, to determine the terms and  conditions of respective  Option  agreements  (which need not be  identical)  and to  interpret  the  provisions  and  supervise  the administration  of the Plan.  The Committee  shall have the  authority,  without limitation, to designate which Options granted under the Plan shall be Incentive
Options and which shall be Nonqualified  Options.  To the extent that any Option does not  qualify  as an  Incentive  Option,  it  shall  constitute  a  separate
Nonqualified Option.

            Subject to the provisions of the Plan, the Committee shall interpret the Plan and all  Options  granted  under the Plan,  shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee  deems  desirable to carry into effect the Plan or any
Options.  The act or  determination  of a majority of the Committee shall be the act or  determination  of the Committee and any decision  reduced to writing and signed by all of the members of the Committee  shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or  determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

            In the event that for any reason the  Committee  is unable to act or if the Committee at the time of any grant,  award or other acquisition under the

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Plan of Options or Stock as hereinafter  defined does not meet the  requirements of the  first  sentence  of  Section  2  hereof,  or if  there  shall be no such
Committee,  then the Plan shall be  administered  by the Board,  and  references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board,  and any such grant,  award or other  acquisition may be approved or ratified in any other manner contemplated by subparagraph (d)
of Rule 16b-3;  PROVIDED,  HOWEVER,  that options granted to the Company's Chief
Executive Officer or to any of the Company's other four most highly  compensated officers that are intended to qualify as  performance-based  compensation  under
Section 162(m) of the Code may only be granted by the Committee.

            3.      DESIGNATION OF OPTIONEES.

            The persons eligible for  participation in the Plan as recipients of
Options (the  "Optionees")  shall be officers and key managers of the Company or any  Subsidiary.  Such persons shall not be eligible to  participate in the 2005
Employee  Stock Option Plan.  In selecting  Optionees,  and in  determining  the number of  shares  to be  covered  by each  Option  granted  to  Optionees,  the
Committee  may  consider  the office or  position  held by the  Optionee  or the
Optionee's  relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's  length of service,  promotions,  potential and any other factors that the Committee may consider relevant. An executive officer who is granted an
Option under the Plan shall not be eligible for an additional  grant until three calendar years have elapsed from the date of the prior grant.

            4.      STOCK RESERVED FOR THE PLAN.

            Subject to  adjustment  as provided in Section 7 hereof,  a total of
1,500,000 shares of the Company's Common Stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to options  granted under the Plan to any  individual in any calendar year shall not exceed  225,000  (subject to adjustment  under Section 7 hereof) and the method of counting such shares shall conform to any requirements applicable to  performance-based  compensation under Section 162(m) of the Code.
The  shares of Stock  subject to the Plan shall  consist of  unissued  shares or previously  issued shares held by the Company or any  Subsidiary of the Company, and such  amount  of shares of Stock  shall be and is hereby  reserved  for such purpose.  Any of such  shares of Stock that may  remain  unsold and that are not subject to outstanding  Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan,  but until  termination  of the Plan, the
Company  shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements of the Plan. If an Option expires or becomes unexercisable without having been exercised in full, or is forfeited,  the unpurchased  shares which were subject thereto shall become available for future grant or sale under the Plan,  except  where  such  future  grant or sale is  inconsistent  with the provisions of Section  162(m) of the Code.  Stock used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan.
Stock used to satisfy tax withholding obligations shall not become available for future grant to sale under the Plan.

            5.      TERMS AND CONDITIONS OF OPTIONS.

            Options  granted  under the Plan shall be  subject to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (a)     OPTION  PRICE.  The  purchase  price of each  share of Stock purchasable  under an Option shall be determined by the Committee at the time of grant,  but shall not be less than  100% of the Fair  Market  Value (as  defined below)  of such  share of Stock on the date the  Option  is  granted;  PROVIDED,
HOWEVER,  that with respect to an Optionee who, at the time an Incentive  Option is granted,  owns  (within the meaning of Section  424(d) of the Code) more than
10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary,  the purchase price per share of Stock shall be at least 110%
of the Fair Market  Value per share of Stock on the date of grant.  The exercise price of each  Option  shall be subject to  adjustment  as provided in Section 7 below.  Fair  Market  Value  means the average  daily  closing  price for the 10 business  days  immediately  prior to the grant date of such  Option of publicly traded shares of Stock on the principal  national  securities  exchange on which shares of Stock are  listed (if the  shares of Stock are so  listed),  or on the
Nasdaq Stock Market (if the shares of Stock are  regularly  quoted on the Nasdaq
Stock Market),  or, if not so listed or regularly  quoted,  the mean between the closing  bid and  asked  prices  of  publicly  traded  shares  of  Stock  in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  5(a) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be

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less than the minimum price  permitted  under rules and policies of the national securities  exchange or automated  quotation system on which the shares of Stock are listed (if the shares of Stock are so listed).

            (b)     OPTION  TERM.  Unless  otherwise  fixed by the  Committee at grant,  the term of each  Option  shall be 10 years from the date such Option is granted; PROVIDED,  HOWEVER, that in the case of an Optionee who, at the time an
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the  Company  or any  Subsidiary,  then such  Incentive  Option  shall not be exercisable with respect to any Stock subject to such Option later than the date that is five years after the date of grant.

            (c)     VESTING AND  EXERCISABILITY.  Unless  otherwise fixed by the
Committee at grant and subject to Section 5(j) hereof, Options shall vest and be first exercisable at such time or times and subject to such terms and conditions as set forth on ANNEX A attached  hereto.  Notwithstanding  the  foregoing,  any portion of any Option that has not expired or been  forfeited  shall vest and be first exercisable on the fifth  anniversary of the date of grant,  provided that the Optionee is an employee of the Company at such time. In addition, no portion of an Option shall vest and be first  exercisable  unless the holder  thereof is employed by the Company on July 1 of the year in which any portion is  scheduled to vest and be first  exercisable,  unless such  Optionee is  terminated  by the
Company  less than 90 days prior to June 30 of such year for reasons  other than cause (the  determination as to whether  termination was for cause to be made by the  Committee).  The Committee in its sole  discretion  shall have the power to accelerate  the time at which  Options  may first be  exercised  and the time at which  Options  or any part  thereof  will  vest in  accordance  with the  Plan, notwithstanding  provisions  in the  Options  stating the time at which they may first be exercised or the time at which they will vest.

            (d)     METHOD  OF   EXERCISE.   An  Option,   to  the  extent  then
exercisable,  may be exercised in whole or in part at any time during the option period, by giving written notice to the Company  specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the exercise price, in  cash,  by  check  or  such  other  instrument  as may be  acceptable  to the
Committee. As determined by the Committee,  in its sole discretion,  at or after grant,  payment in full or in part may be made at the  election of the  Optionee
(i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  that is not the subject of any pledge or security  interest,  (ii) in the form of Stock withheld by the Company  from the shares of Stock  otherwise  to be  received,  with such withheld  shares of Stock  having a Fair  Market  Value on the date of  exercise equal to the  exercise  price of the Option,  or (iii) by a  combination  of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such  exercise  price and except with  respect to (ii) above,  such method of payment will not cause a  disqualifying  disposition  of all or a portion of the
Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of
Stock  purchased  upon  exercise of an Option  after (i) the  Optionee has given written notice of exercise and has paid in full for such shares,  (ii) becomes a shareholder of record with respect thereto, and (iii) the Optionee has satisfied such  conditions  that  may  be  imposed  by the  Company  with  respect  to the withholding of taxes.

            (e)     NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be  exercised  solely by the  Optionee  during his lifetime or after his death by the person or persons  entitled  thereto  under his will or the laws of descent and  distribution;  PROVIDED,  HOWEVER,  that Options may be transferred under a qualified domestic relations order (as defined in the Code or Title I of
the  Employee   Retirement   Income  Security  Act,  or  the  rules  promulgated
thereunder). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution,  attachment or similar process,  any Option contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

            (f)     TERMINATION  BY DEATH.  Unless  otherwise  determined by the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates by reason of death,  any Option held by such Optionee may thereafter be exercised,  to the extent then exercisable (or on such accelerated basis  as the  Committee  shall  determine  at or  after  grant),  by the  legal representative of the estate or by the legatee of the Optionee under the will of the  Optionee,  for a period of two years  after the date of such death or until the  expiration  of the stated term of such  Option as provided  under the Plan, whichever period is shorter.

            (g)     TERMINATION  BY  REASON  OF  DISABILITY.   Unless  otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of disability, any Option held by

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such Optionee may thereafter be exercised,  to the extent it was  exercisable at the time of termination due to disability (or on such  accelerated  basis as the
Committee  shall  determine at or after grant),  for a period of two years after such  termination  or until the  expiration  of the stated term of such  Option, whichever  period  is  shorter.  In the case of an  Optionee  employed  under an employment agreement with the Company or any Subsidiary,  the term disability as used herein shall have the meaning set forth in such  employment  agreement.  In all other  cases,  the term  disability  shall have the meaning  given it in any long-term  disability plan of the Company,  or if the Company  maintains no such plan, such term shall mean the Optionee's inability to engage in any substantial gainful  activity  by  reason  of a  physical  or  mental  impairment  that  can reasonably  be expected to result in death or that has lasted or can  reasonably be expected to last for a continuous period of not less than 180 days; provided, that when used in connection with the exercise of an Incentive  Option following termination of employment,  such term shall mean a disability within the meaning of Section 22(e)(3) of the Code.

            (h)     TERMINATION  BY  REASON  OF  RETIREMENT.   Unless  otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such  accelerated  basis as the Committee shall determine at or after grant), for a period of one year after the date of such  termination  of  employment  or service or until the  expiration  of the stated term of such  Option,  whichever period is shorter;  PROVIDED,  HOWEVER,  that,  if the Optionee dies within such one-year period,  any unexercised  Option held by such Optionee shall thereafter be exercisable,  to the extent to which it was exercisable at the time of death, for a period of two years after the date of such death or for the stated term of such Option, whichever period is shorter.

            For purposes of this paragraph  (h),  Normal  Retirement  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension  plan,  age 65. Early  Retirement  shall mean retirement from active  employment with the Company or any Subsidiary  under the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

            (i)     OTHER  TERMINATION.   Unless  otherwise  determined  by  the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates for any reason other than death,  Disability or Normal or
Early Retirement,  the Option shall thereupon terminate;  PROVIDED,  HOWEVER, if the  Optionee's  employment  or  service  with  the  Company  or any  Subsidiary terminates  for  reasons  other  than  cause  (the  determination  as to whether termination  was for  cause to be made by the  Committee),  the  portion  of any
Option that was exercisable on the date of such termination of employment may be exercised  for the  lesser  of one year  after  the date of  termination  or the balance of such  Option's  term.  The transfer of an Optionee from the employ of the Company to a Subsidiary,  or vice versa,  or from one Subsidiary to another, shall not be deemed to  constitute a termination  of employment  for purposes of the Plan.

            (j)     LIMIT ON VALUE  OF  INCENTIVE  OPTION.  The  aggregate  Fair
Market  Value,  determined as of the date the  Incentive  Option is granted,  of
Stock for which  Incentive  Options  are  exercisable  for the first time by any
Optionee  during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

            (k)     INCENTIVE   OPTION  SHARES.   The  stock  option   agreement
evidencing any Incentive  Options  granted under this Plan shall provide that if the Optionee  makes a  disposition,  within the meaning of Section 424(c) of the
Code and regulations  promulgated  thereunder,  of any shares of Stock issued to him upon  exercise  of an  Incentive  Option  granted  under the Plan within the two-year  period  commencing  on the day  after  the  date of the  grant of such
Incentive  Option or within a one-year  period  commencing  on the day after the date of transfer of the shares to him upon exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof.

            6.      TERM OF PLAN.

            No Option  shall be granted  under the Plan on or after  October 20,
2015, but the term of Options theretofore granted may extend beyond that date.

            7.      ASSUMPTION  OF  OPTIONS  BY  SUCCESSORS;   ADJUSTMENTS  UPON
CHANGES IN CAPITALIZATION.

            (a)     In the event of a Change of Control (as defined  below),  an amount equal to the number of shares of Stock  subject to the Option on the date

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of grant  multiplied  by the  greater of (i) two times the portion of the Option that vested and became  first  exercisable  in  accordance  with Annex A for the achievement  of the  earnings  per  share  target  for the  Common  Stock in the immediately preceding fiscal year and (ii) 40% shall be immediately  exercisable and  vested in full as of the date ten (10) days prior to the  expected  date of the  Change  of  Control.  The  exercise  or  vesting  of any  Option  that  was permissible  solely by reason of this Section 7(a) shall be conditioned upon the consummation of the Change of Control. In addition,  the surviving,  continuing, successor,  or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"),  shall, for any portion of any Option that was not  exercisable  either prior to or in connection with a Change of Control, either  assume the  Company's  rights  and  obligations  under such  outstanding
Options or substitute  outstanding Options for substantially  equivalent options for the  Acquiring  Corporation's  stock.  For purposes of this Section 7(a), an
Option shall be deemed assumed if,  following the Change of Control,  the Option confers the right to acquire in accordance  with its terms and  conditions,  for each share of Stock  subject to the  Option  immediately  prior to the Change of
Control,  the consideration  (whether stock, cash, other securities or property)
to which a holder  of a share of Stock on the  effective  date of the  Change of
Control was entitled.  Any Options which are neither assumed nor substituted for by the  Acquiring  Corporation  in  connection  with the Change of  Control  nor exercised as of the date of the Change of Control  shall  terminate and cease to be outstanding effective as of the date of the Change of Control.

            (b)     A "Change of  Control"  shall be deemed to have  occurred in the event any of the following occurs with respect to the Company:

                    (i) a tender  offer (or series of related  offers)  shall be made and consummated for the ownership of 50% or more of the outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (ii)  the  Company  shall be  merged  or  consolidated  with another  corporation,  unless as a result of such merger or  consolidation  more than 50% of the  outstanding  voting  securities  of the  surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time  immediately  prior to such  transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (iii) the Company shall sell substantially all of its assets to another  corporation  that is not wholly  owned by the  Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the  shareholders  of the Company (as of the time  immediately  prior to such transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates; or

                    (iv) a Person (as defined  below) shall  acquire 50% or more
of  the  outstanding   voting  securities  of  the  Company  (whether  directly,
indirectly,  beneficially or of record),  unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its subsidiaries,  and their affiliates.

            (c)     For  purposes  of  this  Section  7,   ownership  of  voting
securities shall take into account and shall include  ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Exchange Act. In addition, for such purposes,  "Person" shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (i) the
Company or any of its  subsidiaries;  (ii) a trustee or other fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an
offering  of  such  securities;   or  (iv)  a  corporation  owned,  directly  or
indirectly,  by the  shareholders  of the  Company  in  substantially  the  same proportion as their ownership of stock of the Company.

            (d)     The existence of outstanding Options shall not affect in any way the right or power of the Company or its  shareholders  to make or authorize any or all adjustments,  recapitalizations,  reorganizations or other changes in the Company's capital structure or its business,  or any merger or consolidation of the Company,  or any issuance of Stock or subscription rights thereto, or any merger or  consolidation of the Company,  or any issuance of bonds,  debentures, preferred  or prior  preference  stock  ahead of or  affecting  the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or  business,  or any other  corporate act or  proceeding,  whether  of a similar  character  or  otherwise;  PROVIDED,
HOWEVER,  that  if  the  outstanding  Stock  or the  number  of  shares  thereof

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outstanding shall at any time be changed or exchanged by or in connection with a
stock   dividend,   stock  split,   reverse  split  or  combination  of  shares,
recapitalization,  or similar  change in the  capital  structure  of the Company without consideration,  or if a substantial portion of the assets of the Company is distributed to the  shareholders  of the Company without  consideration  in a spin-off or other similar  transaction,  the number and kind of Stock subject to the Plan and subject to any Options theretofore  granted, and the Option prices, shall be appropriately and equitably adjusted.

            (e)     Adjustments  under  this  Section  7  shall  be  made by the
Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof,  shall be final.  Adjustments  under this Section 7 shall be made only to the extent  consistent with continued  qualification  of the Option under  Section 422 of the Code (in the case of an Incentive  Option) and Section
409A of the Code.

            8.      PURCHASE FOR INVESTMENT.

            Unless  the  Options  and  shares  covered  by the  Plan  have  been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

            9.      TAXES.

            The Company  may make such  provisions  as it may deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan  with  respect  to  the  withholding  of any  taxes  (including  income  or employment  taxes) or any other tax  matters.  As a condition  of exercise of an
Option, each Optionee agrees that (i) no later than the date of exercise of such
Option, such Optionee shall pay to the Company or make arrangements satisfactory to the Company  regarding  payment of all federal,  state and local taxes of any kind required by law to be withheld  upon the exercise of such Option;  and (ii)
the Company shall, to the extent required or permitted by law, have the right to deduct  federal,  state and local and employment  taxes required or permitted by law to be withheld  upon the  exercise  of such Option from  payment of any kind otherwise due to such Optionee.

            10.     EFFECTIVE DATE OF PLAN.

            The Plan shall be effective on October 20, 2005; PROVIDED,  HOWEVER, that the Plan shall  subsequently  be approved by majority vote of the Company's shareholders not later than October 20, 2006.

            11.     AMENDMENT AND TERMINATION.

            The Board may amend,  suspend, or terminate the Plan, except that no amendment  shall be made that would impair the rights of any Optionee  under any
Option  theretofore  granted without his consent,  and except that no amendments shall be made which, without the approval of the shareholders of the Company:

            (a)     materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

            (b)     materially  increase the benefits  accruing to the Optionees under the Plan;

            (c)     materially  modify the  requirements  as to eligibility  for participation in the Plan;

            (d)     decrease the  exercise  price of an Option to less than 100%
of the Fair Market Value per share of Stock on the date of grant thereof; or

            (e)     extend  the  term of any  Option  beyond  that  provided  in
Section 5(b).

            Subject to Section 12 hereof,  the  Committee may amend the terms of any Option  theretofore  granted,  prospectively or  retroactively,  but no such amendment shall impair the rights of any Optionee without his consent.

            The  Committee  may at any  time  or  times  amend  the  Plan or any outstanding  Award for any purpose which may at the time be permitted by law, or

                                        6

may at any time terminate the Plan as to any further grants of Awards,  provided that (except to the extent expressly  required or permitted by the Plan) no such amendment  will,  without  the  approval  of the  shareholders  of the  Company, effectuate a change for which shareholder  approval is required in order for the
Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

            It is the intention of the Board that the Plan comply  strictly with the  provisions of Section 409A of the Code and Treasury  Regulations  and other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the  Committee  shall  exercise its  discretion  in granting  Awards hereunder (and the terms of such Awards), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time (without,  in the case of an
Award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with the Section 409A Rules.

            12.     RE-PRICING OF OPTIONS/REPLACEMENT OPTIONS.

            The Company shall not re-price any Options or issue any  replacement
Options  unless  the Option  re-pricing  or Option  replacement  shall have been approved by the holders of a majority  of the  outstanding  shares of the voting stock of the Company.

            13.     GOVERNMENT REGULATIONS.

            (a)     The Plan,  and the grant and exercise of Options  hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

            (b)     It is the  Company's  intent  that  the Plan  comply  in all respects  with Rule 16b-3 of the  Exchange Act and any  regulations  promulgated thereunder. If any provision of this Plan is later found not to be in compliance with such Rule,  the  provision  shall be deemed  null and void.  All grants and exercises of Options  under this Plan shall be executed in  accordance  with the requirements of Section 16 of the Exchange Act and any  regulations  promulgated thereunder.

            14.     GENERAL PROVISIONS.

            (a)     CERTIFICATES. All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities laws, any stock exchange or automated quotation system upon which the
Stock is then  listed  and the  Committee  may cause a legend or  legends  to be
placed  on  any  such  certificates  to  make  appropriate   reference  to  such
restrictions.

            (b)     CONTINUED SERVICE. The adoption of the Plan shall not confer upon any Optionee who is an employee of the Company or any  Subsidiary any right to  continued  employment  or,  in the  case of an  Optionee  who may  also be a director,  continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any  Subsidiary  to terminate  the  employment of any of its employees or the service of any of its directors at any time.

            (c)     LIMITATION  OF  LIABILITY.  No  member  of the  Board or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board  or  the   Committee,   shall  be   personally   liable  for  any  action,
determination, or interpretation taken or made in good faith with respect to the
Plan,  and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

            (d)     REGISTRATION OF STOCK.  Notwithstanding  any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or is, in the  opinion  of  counsel to the
Company,  exempt  therefrom.  The Company  shall not be under any  obligation to register  under  applicable  federal  or state  securities  laws any Stock to be issued upon the exercise of an Option granted  hereunder,  however,  the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee,  bear an

                                        7

appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Company may also give  appropriate  stop transfer instructions to its transfer agent.

            (e)     GOVERNING LAW. The laws of the State of Florida shall govern all questions  concerning the construction,  validity and  interpretation of the
Plan,  without  regard to such State's choice of law rules thereof to the extent that the  application  of the laws of  another  jurisdiction  would be  required thereby.

            (f)     INTERNAL REVENUE CODE OF 1986. All references  herein to the
Code  shall be deemed  references  to the Code and to all  Treasury  Regulations promulgated thereunder.

                                        8

                                     ANNEX A

                                VESTING SCHEDULE

        Percentage of Earnings Per Share Target Achieved for Fiscal Year*

                     95%         ›95% and                    ›100% and
                                   ‹100%           100%        ‹125%           125%
               ------------  ------------------  --------  ---------------   --------
 Fraction of         1/6       Fit to curve         1/3     Fit to curve       1/2
Option to Vest                between 1/6 and               between 1/3
                                   1/3                        and 1/2

---------------
* The Board of Directors  shall establish the earnings per share target for each fiscal year prior to October 31 of such fiscal year,  subject to  adjustment  by the Board of Directors.

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